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                                                                  EXHIBIT 10.150

                    SECOND AMENDMENT TO AMENDED AND RESTATED
                SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT

         This SECOND AMENDMENT TO AMENDED AND RESTATED SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT (this "Amendment") is made and entered into as of April 16, 2001, by and between RAMSAY YOUTH SERVICES, INC., a corporation organized under the laws of the State of Delaware, as issuer of the Notes and the Warrants (the "COMPANY"), each of the subsidiaries of the Company listed on the signature pages hereto, as guarantors (individually, a "GUARANTOR" and, collectively, the "GUARANTORS"), SUNTRUST BANKS, INC., ("SUNTRUST"), ING (U.S.) CAPITAL, LLC ("ING"; ING and SunTrust individually a "PURCHASER" and collectively the "PURCHASERS").

                              W I T N E S S E T H :
                               -------------------

         WHEREAS, Company, the Subsidiary Guarantors and the Purchasers are parties to that certain Amended and Restated Subordinated Note and Warrant Purchase Agreement, dated as of June 19, 2000, as amended by that certain First Amendment to Amended and Restated Subordinated Note and Warrant Purchase Agreement, dated as of July 31, 2000, (as amended, restated, modified or otherwise supplemented from time to time, the "Purchase Agreement"), pursuant to which the Purchasers made a $10,000,000 subordinated debt investment in the Company;

         WHEREAS, Company has requested that the Purchasers make certain amendments to the Purchase Agreement and the Purchasers are willing to do so on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto, intending to be legally bound, hereby agree as follows:

A. DEFINITIONS. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Purchase Agreement.

B. AMENDMENT TO SECTION 1.1 OF THE PURCHASE AGREEMENT. Section 1.1 of the Purchase Agreement is amended by replacing the definition therein of "Total Debt to EBITDA Ratio" with the following new definition:

                  "TOTAL DEBT TO EBITDA RATIO" shall mean, with respect to the Company and its Subsidiaries on a consolidated basis, as of any calculation date, the ratio of (a) Money Borrowed, less the amount of unrestricted cash balances of the Company, as of such date, to (b) EBITDA for the preceding four fiscal quarter period then ending.


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C.       AMENDMENT TO SECTION 8.12 OF THE PURCHASE AGREEMENT. Section 8.12 of
         the Purchase Agreement is amended by replacing such subsection in its entirety with the following new subsection 8.12:

                  "FINANCIAL COVENANTS. At any time during the term of this Agreement, have a Total Debt to EBITDA Ratio, calculated on the last day of each fiscal quarter of the Company, commencing with the quarter ending December 31, 1999, of more than 3.80:1.0.; PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained herein, the following amounts shall be added to the Company's EBITDA for each of the following fiscal quarters for purposes of this Section 8.12:

                           FISCAL QUARTER ENDING                AMOUNT
                           ---------------------                ------

                           December 31, 1999                   $538,000
                           March 31, 2000                      $664,000
                           June 30, 2000                       $731,000
                           September 30, 2000                  $455,000
                           December 31, 2000                   $549,000"


D. CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective (the "SECOND AMENDMENT EFFECTIVE DATE") when each Purchaser shall have received a duly executed counterpart of this Amendment executed by each party hereto.

E. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Purchasers that:

                  (a) the execution, delivery and performance of this Amendment
(i) is within Company's corporate power; (ii) has been duly authorized by all necessary corporate and shareholder action; (iii) does not require the consent, approval, authorization of, or registration or filing with, any Person under any Material Contract, with any Person under the organizational documents of the Consolidated Companies, or with any governmental authority other than such consents, approvals, authorizations, registrations or filings which have been made or obtained and are in full force and effect, and (iv) will not cause a breach or default under any of any of the Consolidated Companies Material Contracts or organizational documents of any of the Consolidated Companies except as could not reasonably be expected to have a Material Adverse Effect;

                  (b) this Amendment has been duly executed and delivered for the benefit or on behalf of Company and constitutes the legal, valid and binding obligation of Company, enforceable against it in accordance with its terms, except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general, and by general principles of equity; and



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                  (c) after giving effect to this Amendment, all of
representations and warranties set forth in Article 6 of the Purchase Agreement are true and correct in all material respects and no Default or Event of Default has occurred and is continuing as of the date hereof.

F. SURVIVAL. Except as expressly provided herein, the Purchase Agreement and the Subordination Agreement shall continue in full force and effect, and the unamended terms and conditions of the Purchase Agreement and the Subordination Agreement are expressly incorporated herein and ratified and confirmed in all respects. This Amendment is not intended to be or to create, nor shall it be construed as, a novation or an accord and satisfaction.

G. EFFECT OF AMENDMENT. From and after the date hereof, references to the Purchase Agreement shall be references to the Purchase Agreement as amended hereby and references to the Subordination Agreement shall be references to the Subordination Agreement as amended hereby.

H. ENTIRE UNDERSTANDING. This Amendment constitutes the entire agreement between the parties hereto with respect to the subject matter hereof. Neither this Amendment nor any provision hereof may be changed, waived, discharged, modified or terminated orally, but only by an instrument in writing signed by the parties required to be a party thereto pursuant to Section 10.4 of the Purchase Agreement.

I. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF) OF THE STATE OF GEORGIA.

J. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                       [SIGNATURES TO FOLLOW ON NEXT PAGE]



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         IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

                        COMPANY:

                        RAMSAY YOUTH SERVICES, INC.



                        By:
                            --------------------------------------------------
                                 Marcio C. Cabrera
                                 Executive Vice President


                        SUBSIDIARY GUARANTORS:

                        BETHANY PSYCHIATRIC HOSPITAL, INC., an Oklahoma corporation

                        BOUNTIFUL PSYCHIATRIC HOSPITAL, INC., a Utah corporation

                        EAST CAROLINA PSYCHIATRIC SERVICES CORPORATION, a North Carolina corporation

                        GREAT PLAINS HOSPITAL, INC., a Missouri corporation

                        GULF COAST TREATMENT CENTER, INC., a Florida corporation

                        H.C. CORPORATION, an Alabama corporation

                        HAVENWYCK HOSPITAL, INC., a Michigan corporation

                        HSA HILL CREST CORPORATION, an Alabama corporation

                        HSA OF OKLAHOMA, INC., an Oklahoma corporation

                        MICHIGAN PSYCHIATRIC SERVICES, INC., a Michigan corporation



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                        RAMSAY EDUCATIONAL SERVICES, INC., a Delaware
                        corporation

                        RAMSAY HOSPITAL CORPORATION OF LOUISIANA, INC., a Louisiana corporation

                        RAMSAY LOUISIANA, INC., a Delaware corporation

                        RAMSAY MANAGED CARE, INC., a Delaware corporation

                        RAMSAY YOUTH SERVICES OF ALABAMA, INC., a Delaware corporation

                        RAMSAY YOUTH SERVICES OF FLORIDA, INC., a Delaware corporation

                        RAMSAY YOUTH SERVICES OF SOUTH CAROLINA, INC., a Delaware corporation

                        RAMSAY YOUTH SERVICES PUERTO RICO, INC., a Puerto Rico corporation

                        RHCI SAN ANTONIO, INC., a Delaware corporation

                        TRANSITIONAL CARE VENTURES, INC., a Delaware corporation

                        TRANSITIONAL CARE VENTURES (TEXAS), INC., a Delaware corporation

                        By:
                            --------------------------------------------

                        Marcio C. Cabrera
                        Vice President



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                                H.C. PARTNERSHIP


                                      By:  H.C. CORPORATION, an Alabama
                                            corporation, as a general partner
                                              By:
                                                  --------------------------
                                                Marcio C. Cabrera
                                                Vice President

                                      By:  HSA HILL CREST
                                      CORPORATION,
                                              an Alabama corporation, as a
                                              general partner

                                              By:
                                                  --------------------------
                                                Marcio C. Cabrera
                                                Vice President



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                                      PURCHASERS:

                                      SUNTRUST BANKS, INC.



                                      By:
                                           -----------------------------------
                                           Robert L. Dudiak
                                           Group Vice President

                                      ING (U.S.) CAPITAL LLC



                                      By:
                                           -----------------------------------
                                           Steven G. Fleenor
                                           Director






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